ATLANTIC CAPITAL BANCSHARES, INC. ANNOUNCES COMPLETION
OF TENNESSEE AND NORTH GEORGIA FRANCHISE DIVESTITURE
Atlanta, GA and Nashville, TN - April 8, 2019 - Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) (“Atlantic Capital”) today announced the completion, effective April 5, 2019, of the previously announced sale by its subsidiary Atlantic Capital Bank, N.A. of all 14 branches located in Tennessee and northwest Georgia (the “Branches”), including its mortgage banking business, to FirstBank, a wholly-owned subsidiary of FB Financial Corporation. In connection with the transaction, FirstBank assumed deposits of approximately $598 million and purchased approximately $385 million in loans associated with the Branches, and acquired certain other assets and assumed certain other liabilities related to the Branches.
Prior to the completion of the transaction, Atlantic Capital Bank relocated its main office to Atlanta, Georgia. The Branches that were not closed by FirstBank in connection with the transaction commenced operations as branches of FirstBank beginning April 8, 2019.
Douglas L. Williams, President and CEO of Atlantic Capital commented, “We’ve worked collaboratively with our friends at FirstBank through the sale process, and are pleased that our talented Tennessee and northwest Georgia teammates have the opportunity to join a high-quality institution with a strong market presence to continue to serve our customers in these markets. We wish our loyal customers and our teammates the best in the future and thank them for their support of Atlantic Capital over the years.”
Mr. Williams continued, “Atlantic Capital is now fully engaged in implementing its refined strategy focused on the Atlanta market and our national commercial lines of business. We believe that this strategy, combined with our continued focus on sound credit quality, disciplined expense management, and strong growth in core deposit funding, will further build the value of our company. With this transaction, we are redirecting capital and management energy to address attractive growth opportunities and to enhance shareholder returns.”
Atlantic Capital was advised by the investment banking firms of Sandler O’Neill + Partners, L.P. and Banks Street Partners, LLC. FB Financial Corporation was advised by the investment banking firm of Keefe, Bruyette & Woods, Inc.

About Atlantic Capital Bancshares

Atlantic Capital Bancshares, Inc. is a $3 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in the greater Atlanta area, as well as specialized financial services to select clients nationally.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of Atlantic Capital’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, the impact of the sale of the Branches, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents.

Media Contact:

Ashley Carson
Email: ashley.carson@atlcapbank.com
Phone: 404-995-6050

Financial Contact:

Patrick Oakes
Email: patrick.oakes@atlcapbank.com
Phone: 404-995-6050